UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 10, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                0-17371           90-0196936
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On April 10, 2006, Quest Resource Corporation (the "Company") issued a press release in which it announced that the Company's application for the listing of its common stock on The Nasdaq National Market had been approved. Trading of the Company's stock on the Nasdaq National Market will commence on Tuesday, April 11, 2006, under the trading symbol "QRCP." A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

      (d)   Exhibits

       Exhibit Number      Description
       --------------      -----------

           99.1            Press release of Quest Resource Corporation dated
                           April 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By:   /s/ David E. Grose
                                          --------------------
                                          David E. Grose
                                          Chief Financial Officer
      Date:  April 10, 2006